[LOGO] LIBERTY
                                     ALL*STAR
                                   -----------
                                   EQUITY FUND

                                 [COVER GRAPHIC]

  GROWTH                                                             CONSISTENCY

OBJECTIVITY                                                             VALUE

                           SECOND QUARTER REPORT 2000

                              [BACKGROUND GRAPHIC]

LIBERTY ALL-STAR EQUITY FUND

                                  1st Quarter            2nd Quarter
Fund Facts                            2000                  2000
----------                        -----------            -----------

Net Asset Value (NAV)                $14.48                $14.09

Market Price                         $11.188               $12.313

Quarter End Discount                  22.7%                 12.6%

Dividends Declared                    $0.33                 $0.36

Market Price Trading Range      $9.750 to $11.750    $10.313 to $12.750

Discount Range                   24.4% to 16.0%        24.3% to 10.0%

                                                      Annualized Rates of Return
                                                     ---------------------------
Performance Summary                           6        1      3       5      10
Periods Ending June 30, 2000     Quarter   Months    Year   Year    Year    Year
----------------------------     -------   ------    ----   ----    ----    ----

Shares Valued at NAV              (0.2)%    5.4%     6.0%  14.4%   18.5%   15.7%

Shares Valued at NAV
with Dividends Reinvested          0.1      6.4      7.4   14.9    19.0    16.1

Shares Valued at Market Price
with Dividends Reinvested         13.2     17.9      0.5   10.9    17.0    16.4

Lipper Growth and Income
Mutual Fund Average               (2.5)    (0.5)     2.1   12.3    17.4    14.1

S&P 500 Index                     (2.7)    (0.4)     7.3   19.7    23.8    17.8

Figures shown for the Fund and the Lipper Growth and Income Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in all the Fund's rights offerings were exercised. Figures shown for the unmanaged S&P 500 Index are total returns, including income.

                                                              PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Fellow Shareholders:                                                 August 2000

      The stock market fell sharply during April and May, with the most significant declines occurring in aggressive growth stocks. Growth stocks rebounded in June, but not significantly enough to push the widely followed indices into positive territory for the second quarter. During the quarter, the S&P 500 Index and the Dow Jones Industrial Average declined by 4.0 and 2.7 percent, respectively. Market results for the first half of the year were also uninspiring given the virtually flat performance of the S&P 500 Index and the
8.5 percent decline of the more cyclically oriented Dow Jones Industrial
Average.

      At this point in the year, it appears the market's volatility is signaling a change in investor sentiment. During the quarter, a greater focus on corporate earnings and sound business fundamentals emerged, which clearly precipitated the shakeout in the dot-com stocks. It is easy to gauge the market's volatility this year by simply comparing monthly returns of the market indices. But the volatility has also been significant based upon investment style as well. The following graph illustrates this monthly style volatility as measured by the S&P 500 BARRA Style Indices.

[The following table was represented as a bar chart in the printed material.]

                             Monthly Returns of the
                          S&P 500 BARRA Style Indices
--------------------------------------------------------------------------------
           Jan       Feb       Mar        Apr      May       Jun      YTD
Growth    -6.7%      2.1%      9.2%      -5.0%    -4.1%      8.1%     2.6%
Value     -3.2%     -6.2%     10.4%      -0.7%     0.3%     -4.0%    -4.1%
--------------------------------------------------------------------------------

      In the months of February and June, the difference in returns between the S&P 500 BARRA growth and value indices was 8.3 and 12.1 percent, respectively. The Fund's multi-managed approach, which combines both growth and value investment styles, fared well during this volatile period. As the table on the inside cover of this report illustrates, shares of the Fund valued at net asset value (NAV) with dividends reinvested rose 0.1 percent during the second quarter, compared to declines of 2.5 percent for the Lipper Growth and Income Mutual Fund Average, the Fund's primary benchmark, and 2.7 percent for the S&P 500 Index. Also, the Fund's performance has been consistent this year, as it outperformed both the Lipper Growth and Income Mutual Fund Average and S&P 500 Index for the first and second quarters. Shares valued at market price have also exceeded those benchmarks for the second quarter and are ahead by a wide margin year-to-date. Longer-term results show that in all periods depicted, the


                                                  LIBERTY ALL-STAR EQUITY FUND 1

--------------------------------------------------------------------------------

Fund's NAV reinvested return has consistently exceeded that of the Lipper Growth and Income Mutual Fund Average. The Fund's NAV reinvested returns relative to that benchmark for the quarter, 1 year, 3 year, 5 year and 10 year periods ranked (1=Best; 100=Worst) in the 17th, 29th, 36th, 40th and 24th percentiles, respectively.

      Although the jury is still out on whether value stocks will eventually emerge from their lengthy relative underperformance, the Fund's multi-managed approach of employing both value and growth investment styles reduces the Fund's volatility. For a perspective on value investing, I encourage you to read the manager interview that begins on page 8 in which Mark Donovan, one of the fund's value managers, offers his insights.

      In closing, a number of shareholders have inquired as to why their second quarter dividend payment was not reinvested for them. This was because the dividend was declared payable in cash, not newly issued shares. This was a departure from the past few years when the second quarter dividend had been paid in newly issued shares. Shareholders who want to reinvest their dividends should contact the Fund's transfer agent, EquiServe, at 1-800-LIB-FUND (1-800-542-3863) to enroll in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan. Shareholders whose shares are not held in their own name with EquiServe must notify the brokerage firm, bank, or other nominee where their shares are held in order to enroll in the reinvestment program.

      Thank you for your continuing support of the Fund.

Sincerely,


/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Equity Fund and
Liberty Asset Management Company


2 LIBERTY ALL-STAR EQUITY FUND

                                           INVESTMENT GROWTH AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

    [The following table was represented as a mountain chart in the printed material.]

1987   1988   1989   1990   1991   1992   1993   1994   1995   1996   1997   1998   1999   2000

                              <PLOT POINTS NEEDED>

Net Asset Value of One Share                                     $14.09(1)
Net Asset Value of Shares Acquired Through Dividend Reinvestment $62.71(2) Includes Additional Investments Made Through Rights Offerings $80.54(2)

1.    Net asset value (NAV) of one share of All-Star as of 6/30/00.
2. To evaluate NAV performance of the Fund, these values should be used. Each shows how the NAV has fared by keeping distributions at work in the Fund. The upper value includes additional investments made through the rights offerings in 1992, 1993, 1994 and 1998.

      Since its inception, the Fund has maintained an optional Automatic Dividend Reinvestment and Cash Purchase Plan, whereby distributions are automatically invested in additional shares of the Fund. In addition, four rights offerings have allowed investors to acquire additional shares at a discount from the market price. The rights offering in April 1992 allowed investors to acquire one share at $10.05 for every 10 shares held; the one in October 1993 allowed investors to acquire one share at $10.41 for every 15 shares held; the one in September 1994 allowed investors to acquire one share at $9.14 for every 15 shares held; and the one in April 1998 allowed investors to acquire one share at $12.83 for every 20 shares held.

      As the graph above shows, an original share, assuming participation in all of the rights offerings and reinvestment of all distributions, has grown to a net asset value of $80.54 (5.716 shares times the current $14.09 net asset value per share). Excluding additional investments made through the rights offerings, an original share has grown to a net asset value of $62.71 (4.451 shares times the current $14.09 net asset value per share).

      Determining investment growth using market price value, an original share, assuming participation in all of the rights offerings and reinvestment of all distributions, has grown to a market price value of $70.38 (5.716 shares times the current $12.313 market price per share). Excluding additional investments made through the rights offerings, an original share has grown to a market price value of $54.80 (4.451 shares times the current $12.313 market price per share).


                                                  LIBERTY ALL-STAR EQUITY FUND 3

A TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENT
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Shares        Shares
              Shares                     Purchased     Acquired        Shares       NAV(1)                Market Price Total Market
             Owned At                     Through      Through         Owned      Per Share    Total NAV    Per Share    Price Of
             Beginning     Per Share    Reinvestment    Rights         At End       At End     Of Shares     At End       Shares
Year         Of Period   Distributions    Program      Offering      Of Period    Of Period      Owned      Of Period      Owned
------------------------------------------------------------------------------------------------------------------------------------
1987           1.000        $1.18          0.140          --           1.140        $7.90        $9.01        $6.00        $6.84
------------------------------------------------------------------------------------------------------------------------------------
1988           1.140         0.64          0.107          --           1.247         8.29        10.34         7.25         9.04
------------------------------------------------------------------------------------------------------------------------------------
1989           1.247         0.95          0.156          --           1.403         9.58        13.44         8.25        11.57
------------------------------------------------------------------------------------------------------------------------------------
1990           1.403         0.90          0.167          --           1.570         8.92        14.00         7.75        12.17
------------------------------------------------------------------------------------------------------------------------------------
1991           1.570         1.02          0.171          --           1.741        11.20        19.50        10.75        18.72
------------------------------------------------------------------------------------------------------------------------------------
1992           1.741         1.07          0.199       0.179(2)        2.119        10.78        22.84       11.125        23.57
------------------------------------------------------------------------------------------------------------------------------------
1993           2.119         1.25(3)       0.266       0.138(2)        2.523        10.40        26.24       11.125        28.07
------------------------------------------------------------------------------------------------------------------------------------
1994           2.523         1.00          0.277       0.155(2)        2.955         9.26        27.36         8.50        25.12
------------------------------------------------------------------------------------------------------------------------------------
1995           2.955         1.04          0.310          --           3.265        11.03        36.01       10.875        35.51
------------------------------------------------------------------------------------------------------------------------------------
1996           3.265         1.31(3)       0.403          --           3.668        11.95        43.83        11.25        41.27
------------------------------------------------------------------------------------------------------------------------------------
1997           3.668         1.69(3)       0.501          --           4.169        13.32        55.53       13.313        55.50
------------------------------------------------------------------------------------------------------------------------------------
1998           4.169         1.40          0.487       0.173(2)        4.829        14.22        68.67       12.938        62.48
------------------------------------------------------------------------------------------------------------------------------------
1999           4.829         1.39          0.569          --           5.398        14.02        75.68       11.063        59.72
------------------------------------------------------------------------------------------------------------------------------------
2000
1st Quarter    5.398         0.33          0.159          --           5.557        14.48        80.47       11.188        62.17
2nd Quarter    5.557         0.36          0.159          --           5.716        14.09        80.54       12.313        70.38
------------------------------------------------------------------------------------------------------------------------------------

1.    Net Asset Value.
2.    1992: Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.
      1993: Rights offering completed in October 1993. One share offered at
            $10.41 for every 15 shares owned.
      1994: Rights offering completed in September 1994. One share offered at
            $9.14 for every 15 shares owned.
      1998: Rights offering completed in April 1998. One share offered at $12.83 for every 20 shares owned.
3.    1993: Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.125.
      1996: Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.25.
      1997: Includes the $0.36 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $13.313.


4 LIBERTY ALL-STAR EQUITY FUND

                                    PORTFOLIO MANAGERS/PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

THE FUND'S FIVE PORTFOLIO MANAGERS AND THE INVESTMENT STYLES THEY PRACTICE ARE:

BOSTON PARTNERS ASSET MANAGEMENT, L.P.

Companies with low price-to-earnings and price-to-book ratios where a catalyst for positive change has been identified.

OPPENHEIMER CAPITAL

Companies that exhibit the ability to generate excess cash flow while earning high returns on invested capital.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

Companies diversified across all sectors that are undervalued relative to the firm's projected growth rates.

WESTWOOD MANAGEMENT CORPORATION

Growth companies selling at reasonable valuations based on the firm's earning projections, which are not yet reflected in consensus estimates.

TCW INVESTMENT MANAGEMENT COMPANY

Growth companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO
CHARACTERISTICS: The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of the Fund's multi-managed portfolio. The characteristics are different for each of the Fund's five portfolio managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

PORTFOLIO CHARACTERISTICS
AS OF JUNE 30, 2000
(UNAUDITED)

                            INVESTMENT STYLE SPECTRUM
                       VALUE                         GROWTH
                       ------------------------------------

                       ------------------------------------

--------------------------------------------------------------------------------------------
                             Boston    Oppen-    J.P.    West-             Total      S&P
                            Partners   heimer   Morgan   wood     TCW      Fund    500 Index
--------------------------------------------------------------------------------------------
Number of Holdings              36       32       88      43       29       185       500
--------------------------------------------------------------------------------------------
Percent of Holdings
in Top 10                      43%      57%      31%     31%      53%       19%       27%
--------------------------------------------------------------------------------------------
Weighted Average
Market Capitalization
(billions)                     $25      $87     $142     $53     $113       $84      $148
--------------------------------------------------------------------------------------------
One-Year Forecast I/B/E/S
Earnings Per Share             17%      21%      26%     25%      26%       23%       24%
--------------------------------------------------------------------------------------------
Dividend Yield                2.0%     1.5%     1.1%    1.6%     0.2%      1.2%      1.1%
--------------------------------------------------------------------------------------------
One-Year Forecast I/B/E/S
Price/Earnings Ratio           15x      18x      22x     19x      42x       21x       25x
--------------------------------------------------------------------------------------------
Average Price/
Book Value Ratio              2.6x     3.4x     4.0x    3.3x     8.6x      4.4x      5.2x
--------------------------------------------------------------------------------------------


                                                  LIBERTY ALL-STAR EQUITY FUND 5

TOP 50 HOLDINGS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   RANK      RANK                                        MARKET
   AS OF     AS OF                                        VALUE       PERCENT OF
  6/30/00   3/31/00     SECURITY NAME                    ($000)       NET ASSETS
--------------------------------------------------------------------------------
    1         1         Citigroup, Inc.                  $39,777          2.9%
    2         2         Intel Corp.                       39,772          2.9
    3         10        Computer Associates
                         International, Inc.              26,257          1.9
    4         NEW       Pharmacia Corp.*                  25,164          1.8
    5         3         Cisco Systems, Inc.               23,283          1.7
    6         13        Siebel Systems, Inc.              22,506          1.6
    7         6         SBC Communications, Inc.          22,101          1.6
    8         5         Dell Computer Corp.               21,505          1.6
    9         4         Nokia Corp. ADR                   20,974          1.5
    10        17        Avon Products, Inc.               20,617          1.5
    11        9         The Progressive Corp.             19,307          1.4
    12        65        Deere & Co.                       17,952          1.3
    13        7         Microsoft Corp.                   17,952          1.3
    14        51        Exxon Mobil Corp.                 17,445          1.3
    15        8         Sprint Corp. (FON Group)          17,340          1.3
    16        45        Pfizer, Inc.                      17,003          1.2
    17        28        El Paso Energy Corp.              16,351          1.2
    18        83        Baxter International, Inc.        15,539          1.1
    19        14        Maxim Integrated Products, Inc.   15,395          1.1
    20        38        Countrywide Credit
                         Industries, Inc.                 15,190          1.1
    21        89        Minnesota Mining &
                         Manufacturing Co.                15,081          1.1
    22        11        Burlington Resources, Inc.        15,040          1.1
    23        18        Kansas City Southern
                         Industries, Inc.                 14,926          1.1
    24        21        ACE Ltd.                          14,854          1.1
    25        16        AFLAC, Inc.                       14,700          1.1
    26        15        XL Capital Ltd.                   13,964          1.0
    27        19        The Charles Schwab Corp.          12,735          0.9
    28        25        Providian Financial Corp.         12,708          0.9
    29        48        Paychex, Inc.                     12,554          0.9
    30        73        Alcoa, Inc.                       12,407          0.9
    31        97        Harcourt General, Inc.            12,392          0.9
    32        36        WorldCom, Inc.                    12,313          0.9
    33        42        Amgen, Inc.                       12,167          0.9
    34        27        Applied Materials, Inc.           11,455          0.8
    35        23        GTE Corp.                         11,323          0.8
    36        40        Wal-Mart Stores, Inc.             11,277          0.8
    37        35        Time Warner, Inc.                 11,195          0.8
    38        20        The Home Depot, Inc.              11,009          0.8
    39        26        Freddie Mac                       10,935          0.8
    40        44        AMFM, Inc.                        10,916          0.8
    41        34        Morgan Stanley Dean Witter & Co.  10,823          0.8
    42        32        CIGNA Corp.                       10,771          0.8
    43        52        Hewlett-Packard Co.               10,752          0.8
    44        39        International Business
                         Machines Corp.                   10,326          0.8
    45        47        Fannie Mae                        10,150          0.7
    46       123        Bristol-Myers Squibb Co.           9,903          0.7
    47        49        Biogen, Inc.                       9,894          0.7
    48        81        Compaq Computer Corp.              9,803          0.7
    49        50        Tyco International Ltd.            9,654          0.7
    50        30        Kimberly-Clark Corp.               9,633          0.7

* Merger between Monsanto and Pharmacia & Upjohn.


6 LIBERTY ALL-STAR EQUITY FUND

                                       MAJOR STOCK CHANGES IN THE SECOND QUARTER
--------------------------------------------------------------------------------

The following are the major ($5.0 million or more) stock changes -- both purchases and sales -- that were made in the Fund's portfolio during the second quarter of 2000.

--------------------------------------------------------------------------------
                                                      SHARES
                                      ------------------------------------------
SECURITY NAME                         PURCHASED        SOLD      AS OF 6/30/00
--------------------------------------------------------------------------------
Baxter International, Inc.             111,000                      221,000
Bristol-Myers Squibb Co.                99,000                      170,000
Deere & Co.                            259,200                      485,200
Du Pont (E.I.) de Nemours & Co.        142,300                      142,300
Exxon Mobil Corp.                       93,000                      222,227
Genentech, Inc.                         37,700                       37,700
JDS Uniphase Corp.                      47,600                       47,600
Minnesota Mining & Manufacturing Co.   107,800                      182,800
TrizecHahn Corp.                       393,500                      393,500

Eli Lilly & Co.                                       (96,200)       52,400
FleetBoston Financial Corp.                          (218,400)      100,000
Halliburton Co.                                      (159,700)      153,800
Honeywell International, Inc.                        (176,300)       47,700
Marsh & McLennan Companies, Inc.                      (54,600)            0
Northrop Grumman Corp.                               (184,500)            0
Pfizer, Inc.                                         (131,125)      354,225*
Safeway, Inc.                                        (144,600)       93,300
Wellpoint Health Networks, Inc.                       (70,400)      108,900

* Adjusted for acquisition of Warner-Lambert Co.


                                                  LIBERTY ALL-STAR EQUITY FUND 7

MANAGER INTERVIEW
--------------------------------------------------------------------------------

[PHOTO]
MARK E. DONOVAN
Boston Partners Asset Management, L.P.

Manager Interview To Boston Partners, Three Factors Must Be Present in a Stock:
Good Value, Good Fundamentals and a Catalyst for Change

Boston Partners Asset Management, L.P., is one of USA's five portfolio management firms, having been named to the USA team in May 1998. Boston Partners is a value style manager investing in undervalued companies that have sound business fundamentals and positive business momentum. The firm searches for companies with low price-to-earnings and price-to-book value ratios where a catalyst for positive change has been identified. We recently had the opportunity to visit with Mark E. Donovan, CFA, who was among the founders of the firm and who serves today as Chairman of the Equity Strategy Committee.

--------------------------------------------------------------------------------
The views expressed in this interview represent the portfolio manager's views at the time of the discussion (July 2000) and are subject to change.
--------------------------------------------------------------------------------

LAMCO: It has been two years since our first question and answer session. So, it might make sense to start by revisiting some basics about the firm -- history, ownership, types of clients and other distinguishing factors.

DONOVAN: We started the business in April 1995. A group of us had worked together for a lengthy period of time at the Boston Company and we elected to start our own firm. So, the quarter just past marked our fifth anniversary. A little more than 80 percent of the assets we manage are in equities, with the remainder in fixed income. All the equities are managed under a value discipline. The various products we offer vary by market capitalization -- i.e., large-cap value, small-cap value and mid-cap value. In terms of people, we have 35 investment professionals and a total of 83 employees. As to institutional clients, we have about 140 in all, and those would include corporations, endowments, foundations and public funds. Most important when it comes to describing the firm is our ownership. The firm is entirely owned by 36 employee partners. There's no outside ownership at all.

LAMCO: That's something that we talked about in our first interview. You felt that it was a key distinguishing factor because it motivated people, number one, and, number two, it led to very low turnover.

DONOVAN: Certainly the investment management industry, in particular, is a very competitive one when it comes to people right now. Top quality people are at a premium. So, having a piece of the business is a big differentiating factor for Boston Partners. We also find that it's something our clients are very pleased with. I think it makes them comfortable with the degree of continuity and consistency we're able to offer. With our firm being 100 percent owned by its employees, we're able to perfectly align our interests with those of our clients. We don't have any of the issues that come with being


8 LIBERTY ALL-STAR EQUITY FUND

--------------------------------------------------------------------------------

affiliated with a public company. It's a fairly simple, straightforward business model that both our clients and our employees really seem to like. To that extent, it's a real win-win.

LAMCO: Why don't we revisit the basic value strategy that you're implementing for USA, starting with objectives and overall philosophy.

DONOVAN: As mentioned, we manage all of our equity products under a value discipline. In doing that, we're really focusing on traditional value metrics, such as stocks that sell at low prices relative to their earnings per share, cash flow per share, sales per share and other fundamental measures of value. We do, however, recognize that while some stocks are statistically inexpensive, some deserve to be inexpensive and will stay inexpensive for a very long period of time. Therefore, we overlay a catalyst on the pure value considerations. This enables us to identify one or more factors that we believe will unlock a stock's undervalued characteristics and make it a rewarding investment. In sum, there are three characteristics to a stock that we would want to buy: good value, good fundamentals and a catalyst for change.

LAMCO: What might a typical catalyst be?

DONOVAN: Broadly, I would sort them into two categories: internal catalysts and external catalysts. An internal catalyst is the core business showing signs of improvement. It could be an acceleration in sales growth or earnings per share growth, or it may be Wall Street analysts beginning to raise earnings estimates. External catalysts are initiatives that management is putting into place. For example, this could be a major acquisition or divestiture program, or perhaps a share buy-back initiative. These are actions put into place by management that can help unlock value.

LAMCO: Research plays an important part in identifying those catalysts, does it not?

DONOVAN: Yes, that's certainly a critical point to address. I would not want to leave the impression that we're trying to find value by merely running quantitative screens to find stocks with low price-to-earnings ratios. That would expose clients to a broad group of companies that we wouldn't own given their poor profitability characteristics, leveraged balance sheets or terrible competitive positions. You're only going to unearth those kinds of characteristics by having analysts and portfolio managers really dig into the fundamentals of a company, and that's how we add value. When you're a value manager, it's critically important to avoid those value traps -- that is, inexpensive stocks that deserve to be inexpensive.

--------------------------------------------------------------------------------
" ...there are three characteristics to a stock that we would want to buy: good value, good fundamentals and a catalyst for change."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
" ... we overlay a catalyst on the pure value considerations. This enables us to identify one or more factors that we believe will unlock a stock's undervalued characteristics and make it a rewarding investment."
--------------------------------------------------------------------------------


                                                  LIBERTY ALL-STAR EQUITY FUND 9

--------------------------------------------------------------------------------

LAMCO: That kind of takes us into the investment process. Can you give us an overview of your practices?

DONOVAN: The decisions that we make are driven by internal fundamental research that is streamlined by the use of quantitative screening. I characterize quantitative screening as about 10 percent of the research process. It helps us to be much more efficient in identifying companies within the large cap universe that appear to offer attractive valuations and some quantifiable measure of business momentum.

      So, the screens just represent the tip of the iceberg, but they do help focus the attention of our analysts and portfolio managers on a manageable number of companies that offer the characteristics we're looking for. But, because quantitative measures can often be misleading, the analysts and portfolio managers dig into a potential investment by reading 10Ks, 10Qs and annual reports; meeting with management; and talking with suppliers and competitors. This allows us to understand a company's competitive position, its business model and strategy, its management, and its prospects.

LAMCO: And the actual buy/sell decisions, how are they made?

DONOVAN: The analysts present their buy and sell recommendations to our equity strategy committee, a group of seven senior portfolio managers. This is the final level of scrutiny within the investment process where we review the analysts' quantitative and fundamental work and ultimately make the call as to whether or not a stock is truly undervalued and has a catalyst in place.

LAMCO: Let's double back to a point that is important to the Boston Partners philosophy, and that is risk aversion.

DONOVAN: In looking at a stock, we're constantly asking ourselves, "What could go wrong?" We're really seeking to identify the worst case scenario, the probability of it happening, and -- should it happen -- the level of downside risk that exists. We believe it's a critical element in the value discipline. It's really the basic reason investors adhere to a value philosophy and a primary reason why value investing works. The risk-averse nature of our process is all about limiting downside risk but not at the expense of avoiding stocks having very solid upside potential.

      It's especially important in this market environment, in particular, to minimize your exposure to the land mines that are so prevalent these days. A risk-averse strategy has kept us out of stocks like the dotcoms. For a time we paid a price in terms of opportunity cost for not owning them. Now, as they've rolled over, there's absolutely no valuation support whatsoever and it's hard to know where they will ultimately bottom.

LAMCO: What would happen if you bought a stock and say a few days later it lost 10 or 15 percent or more. Wall Street is very unforgiving these days.

DONOVAN: Our sell discipline is really just a mirror image of the buy decision. Remember the three characteristics for a

--------------------------------------------------------------------------------
" ... while some stocks are statistically inexpensive, some deserve to be inexpensive and others will stay inexpensive for a very long period of time."
--------------------------------------------------------------------------------


10 LIBERTY ALL-STAR EQUITY FUND

--------------------------------------------------------------------------------

buy -- good value, good fundamentals and a catalyst for change. We would sell a holding if we felt that any one of those three characteristics had changed for the worse. Among the more common reasons for selling under the situation you described might be a reversal of a company's momentum. Sometime, a company will be cruising along with very positive business trends and then almost in the blink of an eye, management announces a slowing of sales or profit margin pressure. Based on the old cockroach theory, where there's one piece of bad news, there is often more to follow. We would likely sell the stock on that basis. On the other hand, if a stock sells off 10 to 15 percent and there is no change in the fundamentals or the catalyst, it can be a good opportunity to buy more. You have to evaluate every stock on a case-by-case basis.

LAMCO: How about the overall portfolio construction process? How do you go about that in terms of number of holdings, sector diversification and other factors?

DONOVAN: Our mandate with USA is to manage a concentrated portfolio of about 35 stocks. The average position is in the range of 3 percent. The minimum size for a new position is 1 percent. Through appreciation, some of the more longstanding holdings in the portfolio might move up to 5 or 6 percent weightings. As for sector diversification, our portfolios do have fairly broad sector representation. It's our bias not to be overly concentrated in one sector of the market. By the same token, we're not going to buy something just to have a representation in all sectors. For quite awhile, we had no representation in the transportation sector. Then, recently we bought CSX.

LAMCO: Let's turn to value investing in general. As you said, over the past couple of years your risk aversion did not benefit you, but now it's paying off. And value investing, generally, seems to be rotating back into favor now that investors have rediscovered that earnings really do matter.

DONOVAN: It has been an interesting period of time. To put the current situation into historical context, it's worthwhile to look at the past 10 years. Coming out of the recession in 1990, value had a nice run, as it typically does when the economy is emerging from a recession. From that point through 1997 it was a fairly level playing field for value and growth. In 1998 that changed. Ninety-eight was a poor year, on a relative basis, for value, and that persisted into 1999. In the first half of 2000 there has been a slight advantage to growth but the gap has closed quite a bit.

      Looking a little deeper, it is interesting to see where the leadership was coming from among growth stocks. Starting in 1998, we saw the re-emergence of the "nifty fifty" scenario reminiscent of the early 1970s. There were 40 to 50 stocks in 1998 that investors anointed as the chosen ones. Ninety-eight was also the year when the Asian meltdown put a lot of companies' earnings under pressure. Investors responded by deciding that these select few companies could sail through this difficult period. However, over the past two years, this latter-day "nifty fifty" has been

--------------------------------------------------------------------------------
"When you're a value manager, it's critically important to avoid those value traps -- that is, inexpensive stocks that deserve to be inexpensive."
--------------------------------------------------------------------------------


                                                 LIBERTY ALL-STAR EQUITY FUND 11

--------------------------------------------------------------------------------

getting smaller and smaller. One of the first groups to fall off the bandwagon was consumer growth stocks, followed by the pharmaceutical stocks. Earlier this year, the dotcoms took a hit. Eventually, the semiconductor companies were about all that was left. In sum, it seems that the leadership within growth has gotten narrower and narrower. All of this, I think, may be the precursor to a leadership change. It's unlikely that you will simply flip a switch and see leadership change from growth to value. But, recent market action suggests that right now we may be in what I would call a transition phase.

LAMCO: What's your view of the stock market as we stand here at mid-year?

DONOVAN: I've been in the business for close to 20 years and I've never quite seen anything like this. The market is extremely bipolar right now. There is a broad group of stocks that looks very vulnerable to me in that they are selling at very high multiples of earnings. At the same time, you can find many stocks of very good companies trading at 10 to 15 times earnings. So, broadly speaking, I think that the most widely watched market indices -- because they're dominated by a lot of very expensive stocks -- may move lower in the months ahead. But, beneath that, I think there will be a lot of good opportunities to make money in individual stocks.

LAMCO: Tell us about some specific stocks that you have bought recently for USA.

DONOVAN: One is CSX, the stock is in the transportation sector, as I mentioned earlier. It's primarily a railroad company that services the eastern United States. The company also has operations in shipping and other assets such as real estate. This is a stock that has been absolutely crushed over the last year. We just bought it within the last couple of weeks in the low $20s, down from about $50 in mid-1999. The stock had not been that low since 1991. Needless to say, it's inexpensive. The problems at CSX center around its acquisition of a large piece of Conrail a couple of years ago. As happened with Union Pacific, it has been difficult for CSX to work through the logistics of merging two very large railroads. This is a business with a lot of operating leverage, such that when you have just fairly minor snafus in terms of getting trains out on time and fully loaded, it can have a disproportionally large negative effect on the bottom line. So, the operating margins for CSX have gone from 25 percent in 1997 down to an estimated 10 percent this year. Our decision to buy CSX was the result of both internal and external factors. The internal factor is evidence of improving logistics, suggesting that the worst of CSX's operating problems may finally be behind them. If this can be sustained, it will have a very positive effect on the company's operating margins. Then, an external catalyst occurred recently when Carl Icahn announced his intention to accumulate up to 15 percent of the stock. Typically, Icahn has forced management to take more ambitious actions to enhance shareholder value, including, in some

--------------------------------------------------------------------------------
" ... leadership within growth has gotten narrower and narrower ... [this] may be the precursor to a leadership change ... we may be in what I would call a transition phase right now."
--------------------------------------------------------------------------------


12 LIBERTY ALL-STAR EQUITY FUND

--------------------------------------------------------------------------------

cases, even seeking the sale of the company.

LAMCO: How about another recent  purchase?

DONOVAN: Despite my cautionary comments regarding technology, there are some good opportunities in the sector and one of those, we think, is 3Com. The story on 3Com is really pretty simple-- it owns about 83 percent of Palm, which makes the Palm Pilot. This summer, 3Com is spinning off its remaining interest in Palm to existing 3Com shareholders. At Palm's current stock price, it works out to about $40 per share of value to 3Com shareholders. In addition to that, 3Com has about $10 a share of net cash over and above any debt. So when we bought 3Com in the low 50s you were paying virtually nothing for the remaining business -- a business that generates close to $700 million in annual revenues and is expected to grow over 20 percent a year for the next three years. In addition, 3Com has sold off or closed most of its problem areas. So, buying 3Com is almost a free call option on the remaining assets of the company. In a world in which the average technology investor has been much more focused on the high flying names, this is a restructuring story that has been overlooked.

LAMCO: What about a couple of stocks that you may have sold recently?

DONOVAN: As I said earlier, if any of our three reasons for buying a stock shows deterioration, we will become sellers. Two names that, in our opinion, reached full valuation levels during the second quarter were Northrop Grumman and Circuit City. We had nice profits on both when we sold. With Circuit City, we believed the stock was fully priced and no longer met the important criteria of being undervalued. As an illustration of why it's important to pay attention to valuation, subsequent to our sale Circuit City indicated that some segments of its business were seeing a slowdown in sales. Investors reacted to this news by knocking off over 30 percent from the stock's valuation.

      Northrop Grumman was a stock that when it got up to $80 a share it no longer embedded the pessimism that it did when we bought it in the low $50s. We didn't see any bad news coming, but we were mildly concerned that management was talking about making some significant acquisitions. We weren't sure that would be well received by the market. We sold the stock, and it has since declined to about $65.

      Those would be examples of value-based sales. A momentum based-sale would be FleetBoston Financial. We had concerns across a number of fronts. First, with the slowing economy we were seeing growing evidence of credit problems for lenders across the country. Secondly, we felt the volatility in technology stocks would have negative implications for Fleet due to the fact that it owns Robertson Stephens, a technology brokerage boutique. Finally, Fleet makes a lot of money on its venture capital portfolio and a lot of the investments there are technology based. Again, we felt that could be an area where profitability was peaking.

--------------------------------------------------------------------------------
"I've been in the business for close to 20 years and I've never quite seen anything like this. The market is extremely bipolar right now."
--------------------------------------------------------------------------------


                                                 LIBERTY ALL-STAR EQUITY FUND 13

--------------------------------------------------------------------------------

LAMCO: To close, is there a stock that more or less epitomizes the Boston Partners approach to value investing?

DONOVAN: I'd highlight a name that is among the largest holdings in the portfolio and that's ACE Ltd. This is a Bermuda-based, multi-line insurance company that does business all over the world. A big boost came to ACE's business when it acquired CIGNA's property and casualty business last year. Outside of people who spend a lot of time looking at insurance stocks, ACE is not exactly a household name. However, we believe it is one of the strongest global players in the insurance industry. The stock was under some intense selling pressure back in the first quarter of the year, and it just got down to ridiculously low valuation levels. Even after its sharp rebound of the last few months, ACE sells at just over 10 times next year's earnings and a small premium to book value. Clearly, ACE meets the valuation criteria. In addition, we feel that the cycle has started to turn in the insurance industry and the pricing dynamics have improved. So, in ACE you have a company where the earnings are starting to accelerate, yet it trades at only 10 times earnings. As a result, you could have the double benefit of accelerating earnings and a widening price-to-earnings multiple.

LAMCO: Thank you very much.


14 LIBERTY ALL-STAR EQUITY FUND

                         SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (97.3%)                                    SHARES    MARKET VALUE
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.7%)
Boeing Co.                                              230,000   $    9,616,875
                                                                  --------------
AUTOS, TIRES & ACCESSORIES (0.3%)
Ford Motor Co.                                           31,100        1,337,300
Lear Corp. (a)                                          164,200        3,284,000
                                                                  --------------
                                                                       4,621,300
                                                                  --------------
BANKS (3.6%)
ABN AMRO Holdings NV (b)                                184,358        4,528,293
Astoria Financial Corp.                                  25,600          659,200
Banc One Corp.                                          217,300        5,772,031
Bank of America Corp.                                    28,834        1,239,862
Chase Manhattan Bank Corp.                              176,150        8,113,909
First Union Corp.                                       130,500        3,238,031
FleetBoston Financial Corp.                             100,000        3,400,000
PNC Bank Corp.                                          196,000        9,187,500
Washington Mutual, Inc.                                  93,300        2,694,038
Wells Fargo & Co.                                       200,000        7,750,000
Zions Bancorporation                                     75,900        3,483,098
                                                                  --------------
                                                                      50,065,962
                                                                  --------------
BROADCASTING & CABLE (2.1%)
AMFM, Inc. (a)                                          158,200       10,915,800
AT&T Corp-Liberty Media Group Class A (a)               199,900        4,847,575
Cablevision Systems Corp. Class A (a)                    50,000        3,393,750
Comcast Corp. Special Class A                            33,600        1,360,800
Cox Communications, Inc. Class A (a)                    112,600        5,130,338
The News Corp., Ltd. (b)                                 77,500        4,223,750
                                                                  --------------
                                                                      29,872,013
                                                                  --------------
BUSINESS & CONSUMER SERVICES (1.5%)
America Online, Inc.                                     61,000        3,217,750
Cendant Corp. (a)                                       112,800        1,579,200
Paychex, Inc.                                           298,912       12,554,304
Sabre Holdings Corp.                                    115,624        3,295,284
                                                                  --------------
                                                                      20,646,538
                                                                  --------------
CHEMICALS (0.7%)
Du Pont (E.I.) de Nemours & Co.                         142,300        6,225,625
Rohm & Haas Co.                                         112,600        3,884,700
                                                                  --------------
                                                                      10,110,325
                                                                  --------------
COMMUNICATIONS EQUIPMENT (4.0%)
Cisco Systems, Inc. (a)                                 366,300       23,282,944
Lucent Technologies, Inc.                               134,400        7,963,200


See Notes to Schedule of Investments.            LIBERTY ALL-STAR EQUITY FUND 15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES    MARKET VALUE
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- CONTINUED
Nokia Corp. (b)                                         420,000   $   20,973,750
Nortel Networks Corp.                                    40,200        2,743,650
Tellabs, Inc. (a)                                        19,900        1,361,906
                                                                  --------------
                                                                      56,325,450
                                                                  --------------
COMPUTER & BUSINESS EQUIPMENT (5.0%)
Compaq Computer Corp.                                   383,500        9,803,219
Dell Computer Corp. (a)                                 436,100       21,505,181
EMC Corp. (a)                                            56,100        4,316,194
Hewlett-Packard Co.                                      86,100       10,751,738
International Business Machines Corp.                    94,250       10,326,266
Seagate Technology, Inc. (a)                             32,400        1,782,000
Sun Microsystems, Inc. (a)                               86,600        7,875,188
3Com Corp. (a)                                           55,100        3,175,138
                                                                  --------------
                                                                      69,534,924
                                                                  --------------
COMPUTER SERVICES & SOFTWARE (5.7%)
Citrix Systems, Inc. (a)                                 24,500          463,969
Computer Associates International, Inc.                 512,948       26,256,526
Electronic Data Systems Corp.                            46,400        1,914,000
Intuit, Inc. (a)                                        100,900        4,174,738
Microsoft Corp. (a)                                     224,400       17,952,000
Oracle Corp. (a)                                         35,200        2,959,000
Parametric Technology Corp. (a)                         277,500        3,052,500
Siebel Systems, Inc. (a)                                137,600       22,506,200
                                                                  --------------
                                                                      79,278,933
                                                                  --------------
CONSUMER PRODUCTS (3.7%)
Avon Products, Inc.                                     463,300       20,616,850
Clorox Co.                                               27,500        1,232,344
Gillette Co.                                            230,000        8,035,625
Kimberly-Clark Corp.                                    167,900        9,633,263
Philip Morris Companies, Inc.                           141,200        3,750,625
Procter & Gamble Co.                                     90,200        5,163,950
UST, Inc.                                               218,000        3,201,875
                                                                  --------------
                                                                      51,634,532
                                                                  --------------
DIVERSIFIED (3.2%)
Cooper Industries, Inc.                                  39,400        1,282,963
General Electric Co.                                    148,500        7,870,500
Honeywell International, Inc.                            47,700        1,606,894
Minnesota Mining & Manufacturing Co.                    182,800       15,081,000


16 LIBERTY ALL-STAR EQUITY FUND            See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES    MARKET VALUE
--------------------------------------------------------------------------------

DIVERSIFIED -- CONTINUED
The Seagram Co., Ltd.                                    52,600   $    3,050,800
Textron, Inc.                                           110,000        5,974,375
Tyco International Ltd.                                 203,768        9,653,509
                                                                  --------------
                                                                      44,520,041
                                                                  --------------
DRUGS & HEALTH CARE (9.3%)
ALZA Corp. (a)                                           85,300        5,043,363
American Home Products Corp.                             49,000        2,878,750
Amgen, Inc.                                             173,200       12,167,300
Aventis S.A. (b)                                         39,600        2,872,475
Baxter International, Inc.                              221,000       15,539,063
Biogen, Inc. (a)                                        153,400        9,894,300
Bristol-Myers Squibb Co.                                170,000        9,902,500
Eli Lilly & Co.                                          52,400        5,233,450
Genentech, Inc. (a)                                      37,700        6,484,400
Medtronic, Inc.                                         129,900        6,470,644
PE Corp-PE Biosystems Group                              20,500        1,350,438
Pfizer, Inc.                                            354,225       17,002,800
Pharmacia Corp.                                         486,840       25,163,543
Schering-Plough Corp.                                    62,800        3,171,400
Wellpoint Health Networks, Inc. (a)                     108,900        7,888,444
                                                                  --------------
                                                                     131,062,870
                                                                  --------------
ELECTRIC & GAS UTILITIES (2.2%)
Allegheny Energy, Inc.                                   63,900        1,150,200
Columbia Energy Group                                    43,300        2,841,563
DTE Energy Co.                                           44,700        1,366,144
Florida Progress Corp.                                  174,900        8,198,438
Peco Energy Co.                                         199,500        8,042,344
P G & E Corp.                                            54,000        1,329,750
Reliant Energy, Inc.                                    291,100        8,605,644
                                                                  --------------
                                                                      31,534,083
                                                                  --------------
ELECTRONICS & ELECTRICAL EQUIPMENT (6.7%)
Agilent Technologies, Inc.                               55,585        4,099,394
Applied Materials, Inc. (a)                             126,400       11,455,000
Emerson Electric Co.                                    120,000        7,245,000
Intel Corp.                                             297,500       39,772,031
JDS Uniphase Corp. (a)                                   47,600        5,706,050
Maxim Intergrated Products, Inc. (a)                    226,600       15,394,638
Motorola, Inc.                                           87,000        2,528,438
Sensormatic Electronics Corp. (a)                        90,200        1,426,288
Synopsys, Inc. (a)                                       91,700        3,169,381
Texas Instruments, Inc.                                  49,500        3,400,031
                                                                  --------------
                                                                      94,196,251
                                                                  --------------


See Notes to Schedule of Investments.            LIBERTY ALL-STAR EQUITY FUND 17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES    MARKET VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES (9.4%)
AXA Financial, Inc. (b)                                 212,900   $    7,238,600
Capital One Financial Corp.                              53,300        2,378,513
The Charles Schwab Corp.                                378,750       12,735,469
The CIT Group, Inc.                                     114,300        1,857,375
Citigroup, Inc.                                         660,200       39,777,050
Countrywide Credit Industries, Inc.                     501,100       15,189,594
Fannie Mae                                              194,500       10,150,469
Freddie Mac                                             270,000       10,935,000
The Goldman Sachs Group, Inc.                            29,400        2,789,325
MetLife, Inc. (a)                                        94,700        1,994,619
Morgan Stanley Dean Witter & Co.                        130,000       10,822,500
Providian Financial Corp.                               141,200       12,708,000
U.S. Bancorp                                            168,300        3,239,775
                                                                  --------------
                                                                     131,816,289
                                                                  --------------
FOOD, BEVERAGE & RESTAURANTS (2.3%)
Anheuser-Busch Companies, Inc.                          115,100        8,596,531
Bestfoods                                                 9,100          630,175
The Coca-Cola Co.                                        40,400        2,320,475
Diageo PLC (b)                                          160,000        5,690,000
Heinz (H.J.) Co.                                         93,600        4,095,000
McDonald's Corp.                                        150,000        4,940,625
Sara Lee Corp.                                          333,000        6,431,063
                                                                  --------------
                                                                      32,703,869
                                                                  --------------
HOTELS & ENTERTAINMENT/LEISURE (2.2%)
Carnival Corp.                                          100,000        1,950,000
Pixar, Inc. (a)                                         122,100        4,304,025
Starwood Hotels & Resorts Worldwide, Inc.               148,900        4,811,331
Time Warner, Inc.                                       147,300       11,193,536
The Walt Disney Co.                                     203,300        7,890,581
                                                                  --------------
                                                                      30,149,473
                                                                  --------------
INDUSTRIAL EQUIPMENT (2.8%)
Caterpillar, Inc.                                       130,000        4,403,750
Deere & Co.                                             485,200       17,952,400
Dover Corp.                                             110,000        4,461,875
Illinois Tool Works, Inc.                               137,500        7,837,500
Ingersoll-Rand Co.                                      122,000        4,910,500
                                                                  --------------
                                                                      39,566,025
                                                                  --------------
INSURANCE (6.7%)
ACE Ltd.                                                530,500       14,854,000
AFLAC, Inc.                                             320,000       14,700,000
Allmerica Financial Corp.                               174,600        9,144,675
Ambac Financial Group, Inc.                              70,300        3,853,319


18 LIBERTY ALL-STAR EQUITY FUND            See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES    MARKET VALUE
--------------------------------------------------------------------------------

INSURANCE -- CONTINUED
American International Group, Inc.                       67,900   $    7,978,250
CIGNA Corp.                                             115,200       10,771,200
The Progressive Corp.                                   260,900       19,306,600
XL Capital Ltd.                                         258,000       13,964,250
                                                                  --------------
                                                                      94,572,294
                                                                  --------------
METALS & MINING (1.4%)
Alcan Aluminum Ltd.                                     254,100        7,877,100
Alcoa, Inc.                                             427,816       12,406,664
                                                                  --------------
                                                                      20,283,764
                                                                  --------------
OIL & GAS (8.2%)
Apache Corp.                                            147,700        8,686,606
Baker Hughes, Inc.                                       44,200        1,414,400
Burlington Resources, Inc.                              393,200       15,039,900
Conoco, Inc. Class A                                    336,500        7,403,000
Conoco, Inc. Class B                                    315,200        7,742,100
Devon Energy Corp.                                      146,479        8,230,289
Dynegy, Inc.                                             22,400        1,530,200
El Paso Energy Corp.                                    321,000       16,350,938
Exxon Mobil Corp.                                       222,227       17,444,820
Global Marine, Inc. (a)                                  58,300        1,643,331
Halliburton Co.                                         153,800        7,257,438
Occidental Petroleum Corp.                              400,100        8,427,106
Royal Dutch Petroleum Co.                                54,062        3,328,192
Tosco Corp.                                              44,300        1,254,244
USX-Marathon Group                                      220,200        5,518,763
The Williams Companies, Inc.                            105,600        4,402,200
                                                                  --------------
                                                                     115,673,527
                                                                  --------------
PAPER (0.2%)
Temple-Inland, Inc.                                      52,200        2,192,400
                                                                  --------------
REAL ESTATE (0.9%)
Kimco Realty Corp.                                       59,900        2,455,900
TrizecHahn Corp.                                        393,500        7,033,813
Vornado Realty Trust                                     71,700        2,491,575
                                                                  --------------
                                                                      11,981,288
                                                                  --------------
RETAIL TRADE (5.2%)
Circuit City Stores, Inc.                                31,500        1,045,406
Costco Wholesale Corp. (a)                              128,000        4,224,000
Federated Department Stores, Inc. (a)                   254,300        8,582,625
Harcourt General, Inc.                                  227,900       12,392,063
The Home Depot, Inc.                                    220,450       11,008,722
The Limited, Inc.                                       336,400        7,274,650


See Notes to Schedule of Investments.            LIBERTY ALL-STAR EQUITY FUND 19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- CONTINUED                               SHARES    MARKET VALUE
--------------------------------------------------------------------------------

RETAIL TRADE -- CONTINUED
May Department Stores Co.                               225,000   $    5,400,000
Safeway, Inc. (a)                                        93,300        4,210,163
Target Corp.                                             34,200        1,983,600
Tiffany & Co.                                            64,700        4,367,250
The TJX Companies, Inc.                                  82,500        1,546,875
Wal-Mart Stores, Inc.                                   195,700       11,277,213
                                                                  --------------
                                                                      73,312,567
                                                                  --------------
TELECOMMUNICATIONS (5.5%)
Allegiance Telecom, Inc. (a)                             12,950          828,800
AT&T Corp.                                              158,900        5,025,213
Bell Atlantic Corp.                                      50,000        2,540,625
Global Crossing Ltd. (a)                                 53,500        1,407,719
GTE Corp.                                               181,900       11,323,275
Level 3 Communications, Inc. (a)                         14,700        1,293,600
Qwest Communications International, Inc. (a)             26,000        1,291,875
SBC Communications, Inc.                                511,000       22,100,750
Sprint Corp. (FON Group)                                340,000       17,340,000
Sprint Corp. (PCS Group) (a)                             22,500        1,338,750
WorldCom, Inc. (a)                                      268,400       12,312,850
                                                                  --------------
                                                                      76,803,457
                                                                  --------------
TRANSPORTATION (3.8%)
AMR Corp. (a)                                           160,000        4,230,000
Burlington Northern Santa Fe Corp.                      200,000        4,587,500
CSX Corp.                                               124,100        2,629,369
Delta Air Lines, Inc.                                   159,800        8,079,888
Kansas City Southern Industries, Inc.                   168,300       14,926,106
Southwest Airlines Co.                                  414,700        7,853,381
Union Pacific Corp.                                      81,100        3,015,906
United Parcel Service, Inc. Class B                     133,300        7,864,700
                                                                  --------------
                                                                      53,186,850
                                                                  --------------
TOTAL COMMON STOCKS
(Cost $1,018,590,551)                                              1,365,261,900
                                                                  --------------
PREFERRED STOCK (0.5%)
BROADCASTING & CABLE (0.5%)
The News Corp. Ltd. (b)
(Cost $4,611,740)                                       150,000        7,125,000
                                                                  --------------


20 LIBERTY ALL-STAR EQUITY FUND            See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM                   INTEREST     MATURITY       PAR           MARKET
INVESTMENTS (1.9%)             RATE         DATE        VALUE           VALUE
--------------------------------------------------------------------------------

COMMERCIAL PAPER (0.7%)
CIT Group Holdings             6.30%       7/05/00   $ 3,000,000  $    2,997,900
Household Finance              6.58        7/06/00       700,000         699,360
Household Finance              6.55        7/13/00     2,500,000       2,494,542
Household Finance              6.65        7/11/00     4,000,000       3,992,611
                                                                  --------------
TOTAL COMMERCIAL PAPER (COST $10,184,413)                             10,184,413
                                                                  --------------

REPURCHASE AGREEMENT (1.2%)
SBC Warburg Ltd., Repurchase Agreement dated
06/30/00, 6.60% to be repurchased at $16,946,315
on 07/03/00, collateralized by U.S. Treasury
notes with various maturities to 2026, with a
current market value of $17,292,519.                  16,937,000      16,937,000
                                                                  --------------

TOTAL SHORT-TERM INVESTMENTS (COST $27,121,413)                       27,121,413
                                                                  --------------

TOTAL INVESTMENTS (99.7%) (COST $1,050,323,704) (C)                1,399,508,313

OTHER ASSETS AND LIABILITIES, NET (0.3%)                               3,744,433
                                                                  --------------

NET ASSETS (100.0%)                                               $1,403,252,746
                                                                  ==============

NET ASSET VALUE PER SHARE (99,577,653 SHARES OUTSTANDING)                 $14.09
                                                                  ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Represents an American Depositary Receipt.
(c) Cost for federal income tax purposes is $1,056,108,770.

          Gross unrealized appreciation and depreciation of investments at June 30, 2000 is as follows:
              Gross unrealized appreciation         $404,516,072
              Gross unrealized depreciation          (61,116,529)
                                                    ------------
                  Net unrealized appreciation       $343,399,543
                                                    ------------


See Notes to Financial Statements.               LIBERTY ALL-STAR EQUITY FUND 21

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments at market value (identified cost $1,050,323,704)  $1,399,508,313
Cash                                                               8,700,832
Receivable for investments sold                                   17,767,693
Dividends and interest receivable                                  1,574,584
Other assets                                                          53,645
                                                              --------------

    TOTAL ASSETS                                               1,427,605,067
                                                              --------------
LIABILITIES:
Payable for investments purchased                                 22,742,020
Management, administrative and bookkeeping fees payable            1,072,685
Accrued other expenses                                               411,667
Other liabilities                                                    125,949
                                                              --------------

    TOTAL LIABILITIES                                             24,352,321
                                                              --------------

NET ASSETS                                                    $1,403,252,746
                                                              ==============
NET ASSETS REPRESENTED BY:
Paid-in capital (unlimited number of shares of
    beneficial interest without par value authorized,
    99,577,653 shares outstanding)                            $  961,570,276
Undistributed net investment income                                3,044,226
Accumulated net realized gains on investments
    less distributions                                            89,453,635
Net unrealized appreciation of investments                       349,184,609
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO
OUTSTANDING SHARES OF BENEFICIAL
INTEREST ($14.09 PER SHARE)                                   $1,403,252,746
                                                              ==============


22 LIBERTY ALL-STAR EQUITY FUND               See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                                          $  8,166,832
Interest                                                              1,003,347
                                                                   ------------
    TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
           WITHHELD AT SOURCE WHICH AMOUNTED TO $63,079)              9,170,179

EXPENSES:
Management fees                                   $  4,894,086
Administrative fee                                   1,223,085
Bookkeeping fee                                        141,466
Custodian and transfer agent fees                      141,504
Proxy, printing and shareholder communication
  expense                                              188,011
Legal and audit fees                                    14,176
Trustees' fees and expense                              47,862
NYSE fees                                               47,896
Miscellaneous expense                                   11,825
                                                  ------------
    TOTAL EXPENSES                                                    6,709,911
                                                                   ------------
NET INVESTMENT INCOME                                                 2,460,268

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains on investment transactions:
     Proceeds from sales                           536,509,567
     Cost of investments sold                      438,465,786
                                                  ------------
         Net realized gains on investment
           transactions                                              98,043,781

Net unrealized appreciation on investments:
     Beginning of year                             373,928,811
     End of period                                 349,184,609
                                                  ------------
         Change in net unrealized appreciation                      (24,744,202)
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 75,759,847
                                                                   ============


See Notes to Financial Statements.               LIBERTY ALL-STAR EQUITY FUND 23

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED
STATEMENT OF CHANGES IN NET ASSETS                               JUNE 30, 2000       YEAR ENDED
                                                                  (UNAUDITED)     DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                           $    2,460,268     $    5,017,012
Net realized gains on investment transactions                       98,043,781        157,250,175
Change in net unrealized appreciation                              (24,744,202)       (38,966,121)
                                                                --------------     --------------
Net increase in net assets resulting
    from operations                                                 75,759,847        123,301,066
                                                                --------------     --------------
DISTRIBUTIONS DECLARED FROM:
Net investment income                                                       --         (4,396,010)
Net realized gains on investments                                  (68,708,080)      (129,123,874)
                                                                --------------     --------------
Total distributions                                                (68,708,080)      (133,519,884)
                                                                --------------     --------------
CAPITAL TRANSACTIONS:
Increase in net assets from capital share transactions                      --         55,329,487
                                                                --------------     --------------
Total increase in net assets                                         7,051,767         45,110,669

NET ASSETS:
Beginning of year                                                1,396,200,979      1,351,090,310
                                                                --------------     --------------
End of period                                                   $1,403,252,746     $1,396,200,979
                                                                ==============     ==============
Undistributed net investment income                             $    3,044,226     $      583,958
                                                                --------------     --------------


24 LIBERTY ALL-STAR EQUITY FUND               See Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED                          YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2000       -----------------------------------------------------------------
                                                 (UNAUDITED)          1999          1998        1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year                $ 14.02        $ 14.22       $ 13.32     $ 11.95       $ 11.03       $  9.26
                                                    -------        -------       -------     -------       -------       -------
Income from Investment Operations:
    Net investment income                              0.03           0.05          0.05        0.05          0.08          0.10
    Net realized and unrealized
       gains on investments                            0.73           1.22          2.35        3.01(a)       2.15(a)       2.71
Provision for federal income tax                         --             --            --       (0.36)        (0.13)           --
                                                    -------        -------       -------     -------       -------       -------
Total from Investment Operations                       0.76           1.27          2.40        2.70          2.10          2.81
                                                    -------        -------       -------     -------       -------       -------
Less Distributions from:
    Net investment income                                --          (0.05)        (0.05)      (0.05)        (0.08)        (0.10)
    Realized capital gains                            (0.69)         (1.34)        (1.35)      (1.28)        (1.10)        (0.94)
                                                    -------        -------       -------     -------       -------       -------
Total Distributions                                   (0.69)         (1.39)        (1.40)      (1.33)        (1.18)        (1.04)
                                                    -------        -------       -------     -------       -------       -------
Change due to rights offering (b)                        --             --         (0.10)         --            --            --
Impact of shares issued in dividend
    reinvestment (c)                                     --          (0.08)           --          --            --            --
                                                    -------        -------       -------     -------       -------       -------
Total Distributions, Reinvestments
    and Rights Offering                                  --          (1.47)        (1.50)      (1.33)        (1.18)        (1.04)
                                                    -------        -------       -------     -------       -------       -------
Net asset value at end of period                    $ 14.09        $ 14.02       $ 14.22     $ 13.32       $ 11.95       $ 11.03
                                                    =======        =======       =======     =======       =======       =======
Market price at end of period                       $12.313        $11.063       $12.938     $13.313       $11.250       $10.875
                                                    =======        =======       =======     =======       =======       =======
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)
Based on net asset value                                6.4%(e)       10.2%         19.8%       26.6%         21.7%         31.8%
Based on market price                                  17.9%(e)       (4.4%)         9.1%       34.4%         16.2%         41.4%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)              $ 1,403        $ 1,396       $ 1,351     $ 1,150       $   988       $   872
Ratio of expenses to average net assets                0.96%(f)       0.97%         1.00%       1.01%         1.03%         1.06%
Ratio of net investment income to
    average net assets                                 0.36%(f)       0.37%         0.39%       0.38%         0.73%         0.92%
Portfolio turnover rate                                  34%(e)         90%           76%         99%           70%           54%

(a)   Before provision for Federal income tax.
(b) Effect of All-Star's rights offerings for shares at a price below net asset value.
(c) Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value.
(d) Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights exercised.
(e)   Not annualized.
(f)   Annualized.


See Notes to Financial Statements.               LIBERTY ALL-STAR EQUITY FUND 25

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES:

Liberty All-Star Equity Fund (All-Star or the Fund), organized as a Massachusetts business trust on August 20, 1986, is a closed-end, diversified management investment company. All-Star's investment objective is to seek total investment return, comprised of long term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. All-Star is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

      The following is a summary of significant accounting policies followed by All-Star in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

VALUATION OF INVESTMENTS -- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX -- The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

OTHER -- Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES

Under All-Star's Management and Portfolio Management Agreements, All-Star pays the Manager a management fee for its investment management services at an annual rate of 0.80% of All-Star's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the portion of the investment portfolio managed by it. All-Star also pays the Manager an administrative fee for its administrative services at an annual rate of 0.20% of All-Star's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $400 million and the aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36%


26 LIBERTY ALL-STAR EQUITY FUND

--------------------------------------------------------------------------------

of All-Star's average weekly net assets in excess of $400 million. The annual fund management and administrative fees are further reduced to 0.648% and 0.162%, respectively, on average weekly net assets in excess of $800 million to $1.2 billion and 0.584% and 0.146%, respectively, on average weekly net assets in excess of $1.2 billion. The aggregate annual fees payable by the Manager to the Portfolio Managers are also reduced to 0.324% of the Fund's average weekly net assets in excess of $800 million to $1.2 billion and 0.292% of the Fund's average net assets in excess of $1.2 billion. Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing services for $36,000 per year plus 0.0233% of All-Star's average weekly net assets over $50 million, 0.0167% in excess of $500 million, and 0.015% in excess of $1 billion.

NOTE 3. CAPITAL TRANSACTIONS

During the year ended December 31, 1999, distributions in the amount of $55,329,487 were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 4,579,753 shares.

NOTE 4. SECURITIES TRANSACTIONS

Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the six months ended June 30, 2000 were $465,340,025 and $536,509,567, respectively.

      The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

All-Star currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

      Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


                                                 LIBERTY ALL-STAR EQUITY FUND 27

2000 ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

Liberty All-Star Equity Fund's 2000 Annual Meeting of Shareholders was held on April 19, 2000. At the meeting Messrs. Robert J. Birnbaum and William E. Mayer were reelected as Trustees of the class whose term expires with the Annual Meeting in 2003. Messrs. James E. Grinnell, Richard W. Lowry and John J. Neuhauser continue in office as Trustees. Mr. John V. Carberry continues to serve as Chairman of the Board of Trustees.

In addition, shareholders approved the Fund's new Portfolio Management Agreement with TCW Funds Management, Inc. and Oppenheimer Capital and ratified the Board of Trustees' selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the year ending December 31, 2000. The number of votes cast for and against and the number of abstentions on these matter were as follows:

1.    Approval of Portfolio Management Agreement with TCW Funds Management, Inc.
      For:         90,989,945
      Against:      1,044,938
      Abstain:      1,371,593

2.    Approval of new Portfolio Management Agreement with Oppenheimer Capital.
      For:         90,945,532
      Against:      1,138,799
      Abstain:      1,322,145

3. Ratification of selection of PricewaterhouseCoopers LLP as Independent Auditors for 2000.
      For:         91,684,707
      Against:        842,625
      Abstain:        879,144


28 LIBERTY ALL-STAR EQUITY FUND

                                                             DISTRIBUTION POLICY
--------------------------------------------------------------------------------

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.


                                                 LIBERTY ALL-STAR EQUITY FUND 29

DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

Through the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan, the Fund's shareholders have the opportunity to have their dividends and distributions automatically reinvested in additional shares of the Fund. Participating shareholders have been rewarded as a result of the consistent reinvestment of distributions. Each share of the Fund owned by shareholders who have participated in the Dividend Reinvestment Program since the Fund began operations in 1986 would have grown to 4.451 shares as of June 30, 2000, with a total net asset value of $62.71. Participants are kept apprised of the status of their account through quarterly statements.

For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern time. If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares if you wish to participate in the Plan.


30 LIBERTY ALL-STAR EQUITY FUND

                                                                           NOTES
--------------------------------------------------------------------------------


                                                 LIBERTY ALL-STAR EQUITY FUND 31

NOTES
--------------------------------------------------------------------------------


32 LIBERTY ALL-STAR EQUITY FUND

  [LOGO] LIBERTY                                         USA
         ALL*STAR                                      --------
       -----------                                      Listed
       EQUITY FUND                                     --------
                                                         NYSE
                                             THE NEW YORK STOCK EXCHANGE

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
1-617-722-6036
Internet: www.libertyallstar.com

INDEPENDENT AUDITORS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company c/o EquiServe
P.O. Box 8200, Boston, Massachusetts 02266-8200
1-800-LIB-FUND (1-800-542-3863)
Internet: www.equiserve.com

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts 02110

TRUSTEES
Robert J. Birnbaum*
John V. Carberry
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
John V. Carberry, Chairman of the Board of Trustees
William R. Parmentier, Jr., President and Chief Executive Officer
Christopher S. Carabell, Vice President
Mark T. Haley, Vice President
Pamela A. McGrath, Treasurer
Nancy L. Conlin, Secretary
J. Kevin Connaughton, Controller

* Member of the audit committee.

--------------------------------------------------------------------------------
Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[LOGO] LIBERTY
       FINANCIAL

[LOGO] LIBERTY
       ALL*STAR
     -----------
     EQUITY FUND


Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214


            USA                    A MEMBER OF THE
          --------                 CLOSED-END
           Listed                  FUND
          --------                 ASSOCIATION, INC.
            NYSE                   WWW.CLOSED-ENDFUNDS.COM
THE NEW YORK STOCK EXCHANGE